                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------

                                 AMENDMENT NO. 3
                                       TO
                                    FORM 8-K
                                  ON FORM 8-K/A

                           AMENDMENT TO CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                November 3, 1998
--------------------------------------------------------------------------------
                        (Date of earliest event reported)

                        Marsh & McLennan Companies, Inc.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       1-5998                 36-266-8272
------------------------------ ---------------------------- --------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

1166 Avenue of the Americas, New York, NY                          10036
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)

                                 (212) 345-5000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                             Exhibit Index at page 4

        The undersigned registrant, Marsh & McLennan Companies, Inc. (the "Registrant") hereby amends the following items of the Current Report on Form 8-K filed by the Registrant on December 23, 1998 (the "Original Form 8-K filing") as set forth below.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a) Financial Statements of Business Acquired.

           The audited financial statements of Sedgwick for the year ended December 31, 1997 are filed as Exhibit 99.1 to the Original Form 8-K Filing and are not being filed herewith.

           The Registrant hereby amends the unaudited financial statements for the nine-months ended September 30, 1998 required to be filed herewith and restates such items in their entirety as Exhibit 99.2 hereto.

        (b) Pro Forma Financial Information.

           The Registrant hereby amends the pro forma financial data required to be filed herewith and restates such items in their entirety as
           Exhibit 99.3 hereto.


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

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MARSH & McLENNAN COMPANIES, INC.


                                           By:  /s/ Gregory Van Gundy
                                                --------------------------------
                                                Name:  Gregory Van Gundy
                                                Title: Secretary

Date: March 27, 2000

                                  EXHIBIT INDEX

Exhibit No.  Exhibit
-----------  -------

99.2         Consolidated Nine-Month Unaudited Financial Statements of Sedgwick
                -Consolidated Statements of Income for the nine-months ended
                   September 30, 1998 and 1997
                -Consolidated Balance sheet as of September 30, 1998
                -Notes to Consolidated Financial Statements
                -Additional information for US investors

99.3         Unaudited Pro Forma Condensed Combined Financial Statements.


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